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                                                                      EXHIBIT 28

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                               ------------------

                                   FORM 11-K

                                 ANNUAL REPORT

                        PURSUANT TO SECTION 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

(Mark One):

[  ]  ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF
      1934 [FEE REQUIRED]

For the fiscal year ended December 31, 1996
                                       OR

[  ]  TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT
      OF 1934 [NO FEE REQUIRED].

For the transition period from               to
                               -------------    ------------

COMMISSION FILE NUMBER 1-13782

     A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

        Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust

     B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

        Westinghouse Air Brake Company, 1001 Air Brake Avenue, Wilmerding, Pennsylvania 15148

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     The Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust
is subject to the Employee Retirement Income Security Act of 1974. The required financial statements will be filed by amendment within the time prescribed by the rules of Form 11-K.

                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the ESOP Committee of Westinghouse Air Brake Company has duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.
                                          Westinghouse Air Brake Company
                                          Employee Stock Ownership Plan and
                                          Trust


                                          By  /s/ KEVIN P. CONNER
                                             -----------------------------
                                                 Kevin P. Conner
                                                 Member of the ESOP Committee

March 24, 1997

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